UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Agreement.

On February 26, 2015, Orthofix International N.V. (the “Company”), Orthofix Holdings, Inc. (“Holdings”) and certain wholly owned subsidiaries of the Company and Holdings (together with the Company and Holdings, the “Credit Parties”), and certain required lender parties thereto, entered into a Limited Waiver (the “Limited Waiver”) pursuant to the Credit Agreement, dated as of August 30, 2010, as amended, among the Credit Parties and the Lenders (the “Credit Agreement”). The Limited Waiver was entered into in connection with the previously disclosed delayed filing of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 2014 and September 30, 2014 (the “Late Reports”), as well as the previously disclosed anticipated financial restatement for the fiscal years ended December 31, 2013, 2012 and 2011, and the fiscal quarter ended March 31, 2014 (the “Further Restatement”).

Under the Limited Waiver, the Lenders have further extended through March 31, 2015 the limited waiver previously granted to the Credit Parties with respect to the Company’s delivery of quarterly financial statements of the Company and its subsidiaries with respect to each of the fiscal quarters ending on June 30, 2014 and September 30, 2014, and related financial covenant certificates. In addition, the Lenders have also extended the date by which the Company is required to provide certain 2014 fiscal year financial information until the earlier of (i) one business day following the date that the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 or (ii) April 30, 2015.

As of the date hereof, the Company and Holdings have no amounts drawn under the Credit Agreement.

The foregoing description does not constitute a complete summary of the terms of the Limited Waiver and is qualified in its entirety by reference to the full text of the Limited Waiver, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Limited Waiver, dated as of February 26, 2015, by and among Orthofix International N.V., Orthofix Holdings, Inc. and certain of their wholly owned subsidiaries, and certain lender parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Jeffrey M. Schumm
Jeffrey M. Schumm Chief Administrative Officer, General Counsel and Corporate Secretary

Date: February 27, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1	Limited Waiver, dated as of February 26, 2015, by and among Orthofix International N.V., Orthofix Holdings, Inc. and certain of their wholly owned subsidiaries, and certain lender parties thereto.